UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., Fourth Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment No. 4. to 2018 Stock Incentive Plan

At the Assembly Biosciences, Inc. (the “Company”) Annual Meeting of Stockholders held on May 20, 2021 (the “Annual Meeting”), the Company’s stockholders approved Amendment No. 4 (the “Amendment”) to the Assembly Biosciences, Inc. Stock Incentive Plan (the “2018 Plan”) to increase the number of shares reserved for issuance thereunder from 4,600,000 shares of common stock to 6,600,000 shares. A copy of the Amendment is attached as Exhibit 10.1 and is incorporated herein by reference.

A summary of the material terms of the 2018 Plan, as amended by the Amendment, is set forth as a part of Proposal 4 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2021 (the “Proxy Statement”) and is incorporated by reference herein. That summary is qualified in its entirety by reference to the full text of the 2018 Plan incorporating the Amendment, set forth as Appendix B of the Proxy Statement, which is also incorporated by reference herein.

Amended and Restated 2018 Employee Stock Purchase Plan

At the Annual Meeting, the Company’s stockholders approved the Assembly Biosciences, Inc. Amended and Restated 2018 Employee Stock Purchase Plan (the “Amended and Restated 2018 ESPP”). The Amended and Restated 2018 ESPP increased (1) the aggregate number of shares of the Company’s common stock reserved for issuance thereunder from 400,000 shares to 1,300,000 shares and (2) the maximum number of shares purchasable from 1,000 shares per offering period to 2,500 shares per offering period.

A summary of the material terms and conditions of the Amended and Restated 2018 ESPP is set forth in the Proxy Statement and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the Amended and Restated 2018 ESPP, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2021, the matters listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting through the solicitation of proxies. Detailed descriptions of each of the proposals are included in the Proxy Statement. The results of the stockholders’ votes are as follows:

1.

Anthony E. Altig, Gina Consylman, Richard D. DiMarchi, Ph.D., Myron Z. Holubiak, Lisa R. Johnson-Pratt, M.D., Susan Mahony, Ph.D., John G. McHutchison, A.O., M.D. and William R. Ringo, Jr. were each elected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Anthony E. Altig	20,917,046	466,361	76,510	7,763,406
Gina Consylman	20,994,101	388,878	76,938	7,763,406
Richard D. DiMarchi, Ph.D.	21,020,662	362,098	77,157	7,763,406
Myron Z. Holubiak	20,662,964	719,943	77,010	7,763,406
Lisa R. Johnson-Pratt, M.D.*	21,032,854	350,426	76,637	7,763,406
Susan Mahony, Ph.D.	20,625,884	759,426	74,607	7,763,406
John G. McHutchison, A.O., M.D.	21,043,824	352,006	64,087	7,763,406
William R. Ringo, Jr.	20,661,702	717,858	80,357	7,763,406

*

Dr. Johnson-Pratt was first elected to the Board at the Annual Meeting. In connection with her election to the Board, the Board appointed Dr. Johnson-Pratt to serve on its Science and Technology Committee.

2.	The stockholders approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
15,926,700	5,495,295	37,922	7,763,406

3.	The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstain	Broker Non-Votes
28,539,698	652,416	31,209	0

4.	The stockholders approved an amendment to the 2018 Plan to increase the number of shares reserved for issuance thereunder by 2,000,000.
Votes For	Votes Against	Abstain	Broker Non-Votes
13,195,440	8,223,681	40,796	7,763,406

5.

The stockholders approved the Amended and Restated 2018 ESPP to increase (a) the aggregate number of shares of the Company’s common stock reserved for issuance thereunder from 400,000 shares to 1,300,000 shares and (b) the maximum number of shares purchasable from 1,000 shares per offering period to 2,500 shares per offering period.

Votes For	Votes Against	Abstain	Broker Non-Votes
20,903,770	514,465	41,682	7,763,406

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 4 to Assembly Biosciences, Inc. 2018 Stock Incentive Plan.
10.2	Assembly Biosciences, Inc. Amended and Restated 2018 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: May 25, 2021	By:	/s/ Jason A. Okazaki
Jason A. Okazaki
Chief Legal and Business Officer

3